UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2020

TARONIS FUELS, INC.

(Exact name of registrant as specified in its charter)

Delaware	00056101	32-0547454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

24980 N. 83rd Avenue, Suite 100

Peoria, Arizona 85383

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (866-370-3835)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement

On May 26, 2020, Taronis Fuels, Inc. (the “Company”) entered into a Membership Interest Purchase and Sale Agreement (“Agreement”) with the individuals set forth on the signature pages thereto (collectively, the “Sellers”) for the purchase of all of the issued and outstanding membership interests owned by the Sellers in a privately owned independent specialty gas distribution business (“Acquisition”). A copy of the “form of” Agreement is attached hereto as Exhibit 10.1. Under the terms of the Agreement, the Company purchased one hundred percent (100%) of the Sellers’ business for the gross purchase price of $8,000,000 (“Purchase Price”). The Company paid the Sellers $4,000,000 at closing, with the balance of the $4,000,000 Purchase Price to be paid pursuant to a multi-year Seller debt financing arrangement structured as a promissory note with a principal amount of $4,000,000, a term of 24 months, an interest rate of 8% per annum, and secured by Membership Interest Pledge Agreement (“Pledge”) pledging the membership interests purchased in the Acquisition (“Promissory Note”) as security for the repayment of the Promissory Note. Copies of the “form of” Membership Interest Pledge Agreement and the “form of” Promissory Note are attached hereto as Exhibits 10.3 and 10.2, respectively. The Agreement, Pledge and Promissory Note include certain other terms and conditions which are typical in such agreements.

The above description of the Agreement, Pledge and Promissory Note do not purport to be complete and are qualified in their entirety by the “form of” such Agreement, Promissory Note and Pledge, which are incorporated herein and attached hereto as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3, respectively.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	“Form of” Membership Interest Purchase and Sale Agreement
10.2	“Form of” Promissory Note
10.3	“Form of” Membership Interest Pledge Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2020

TARONIS FUELS, INC.

/s/ Scott Mahoney
By:	Scott Mahoney
Its:	Chief Executive Officer